UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2008

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Form 8-K filed by AeroGrow International, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 13, 2008, the Company was notified by The Nasdaq Stock Market (“Nasdaq,” and the staff of Nasdaq, the “Staff”) on August 11, 2008, that it was not in compliance with Nasdaq Marketplace Rule 4310(c)(3).  Marketplace Rule 4310(c)(3) requires that the Company maintain either (i) stockholders’ equity of at least $2,500,000, (ii) a market value of its listed securities of at least $35,000,000, or (iii) net income from continuing operations of at least $500,000 during the last fiscal year or two of the last three fiscal years.

On August 26, 2008, the Company provided the Staff with a plan (the “Compliance Plan”) to achieve and sustain compliance with all of The Nasdaq Capital Market listing requirements, including the time frame for completion of the plan.  Based on the Staff’s review and the Compliance Plan, the Staff granted the Company’s request for an extension until November 24, 2008, to regain compliance with Marketplace Rule 4310(c)(3).

On November 26, 2008, the Company was notified by the Staff that because the Company had not regained compliance with Marketplace Rule 4310(c)(3), the Staff had determined to delist the Company’s securities from Nasdaq.  Unless the Company appeals  this determination, trading of the Company’s common stock will be suspended at the opening of business on December 5, 2008, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company intends to appeal the Staff’s determination by requesting a hearing with the Nasdaq Listing Qualifications Panel (the “Panel”).  A hearing request will stay the delisting of the Company’s securities pending the Panel’s decision.  There can be no assurance that the Company’s request for continued listing on Nasdaq will be granted by the Panel.

On December 3, 2008, the Company issued a press release announcing receipt of the November 26, 2008 Nasdaq letter as required by Marketplace Rule 4804(b).  A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated December 3, 2008.

           Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

By: /s/ H. MacGregor Clarke
H. MacGregor Clarke
Chief Financial Officer and Treasurer

DATED:  December 3, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 3, 2008.